UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 12, 2005
Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612

(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor
New York, NY	10005

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 859-7000
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors
SIGNATURE

Section 5 – Corporate Governance and Management
Item 5.02 Election of Directors
On Friday, August 12, 2005, the Board of Directors of the registrant elected Charles John Koch to the Assurant, Inc. Board of Directors. Mr. Koch was elected to fill a vacancy in Class II and will serve on the Compensation Committee of the Board of Directors. There are no arrangements or understandings between Mr. Koch and any other person pursuant to which Mr. Koch was selected as a director.
Assurant made public the election of Mr. Koch through a press release issued on Tuesday, August 16, 2005 which is available on our website at www.assurant.com.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

By: /s/ Katherine Greenzang
Name: Katherine Greenzang
Title: Senior Vice President and General Counsel

Dated: August 17, 2005

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